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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 20, 1999


                           FREMONT GENERAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


       1-8007                                            95-2815260
(Commission File Number)                    (I.R.S. Employer Identification No.)

2020 Santa Monica Boulevard - Suite 600 Santa Monica, CA            90404
  (Address of Principal Executive Offices)                       (Zip Code)

                                 (310) 315-5500
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changes Since Last Report)



--------------------------------------------------------------------------------

Item 2. Acquisition or Disposition of Assets.


     On December 20, 1999, Fremont General Corporation (the "Company") completed its sale of Fremont Financial Corporation, the commercial lending subsidiary of the Company, to The FINOVA Group, Inc. ("FINOVA") for approximately $750 million in cash including the refinancing and assumption of existing debt. The purchase price is subject to final determination in January 2000, pursuant to a Stock Purchase Agreement dated as of December 7, 1999.

     Fremont Financial Corporation is headquartered in Santa Monica, California, has account management and operations in Santa Monica and Atlanta and provides secured working capital and term loans averaging $2 million to $4 million to midsize businesses throughout the United States.

     FINOVA, through its principal operating subsidiary, FINOVA Capital Corporation, is one of the nation's leading financial service companies focused on providing a broad range of capital solutions primarily to midsize businesses. FINOVA is headquartered in Phoenix with business development offices throughout the United States and in London, U.K., and Toronto, Canada.

     The aggregate purchase price was determined pursuant to arms-length negotiations among the constituent corporations. There were, and are to date, no material relationships between the Company, its subsidiaries, officers, or directors, and FINOVA.


Item 7. Financial Statements and Exhibits.

     (a) Financial statements of business acquired.

         Not applicable

                                                                          PAGE
                                                                         NUMBER
                                                                         ------
     (b) Pro forma financial information

         The following pro forma condensed consolidated financial statements of the Company are filed as part of this report:

              Introduction .........................................         4

              Pro forma Condensed Consolidated Balance Sheet
              at September 30, 1999 (Unaudited) ....................         5

              Pro forma Condensed Consolidated Statement of
              Income for the Year Ended December 31, 1998
              (Unaudited) ..........................................         6

              Pro forma Condensed Consolidated Statement of
              Income for the Nine Months Ended September 30,
              1999 (Unaudited) .....................................         7

              Note to Pro forma Condensed Consolidated Financial
              Statements ...........................................         8

     (c)      Exhibits


   Exhibit
   Number                             Description
   ------       ----------------------------------------------------------------

   2.1          Stock  Purchase   Agreement,   dated  as  of  December  7,  1999
                pertaining to the acquisition by FINOVA Capital Corporation of all the outstanding shares of Fremont Financial Corporation.

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



INTRODUCTION

     The following unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 30, 1999 gives effect to the sale of Fremont Financial Corporation ("Fremont Financial") as if it had occurred on September 30, 1999. The unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1998 and the nine months ended September 30, 1999 present operating results of the Company as if the sale of Fremont Financial had occurred on January 1, 1998. Pro forma adjustments to reflect the sale have been applied to the historical statements of income of the Company. These adjustments are based upon available information and certain assumptions that management of the Company believes are reasonable in the circumstances. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the consolidated financial statements of the Company, including the notes thereto, and the other financial information pertaining to the Company included in the Annual Report on Form 10-K, for the year ended December 31, 1998, filed on March 31, 1999 and the Quarterly Report on Form 10-Q, for the period ended September 30, 1999, filed on November 15, 1999. The Pro Forma Condensed Consolidated Financial Statements are not intended to be indicative of the consolidated results of operations or financial position of the Company that would have been reported if the sale had occurred at the dates indicated or of the consolidated results of future operations or of future financial position.




                  FREMONT GENERAL CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT SEPTEMBER 30, 1999 (UNAUDITED)
                             (THOUSANDS OF DOLLARS)



                                            FREMONT GENERAL         LESS           PRO FORMA ADJUSTMENTS (NOTE 1)
                                            CORPORATION AND       FREMONT       ----------------------------------
                                             SUBSIDIARIES,       FINANCIAL                                               PRO FORMA
                                             AS REPORTED        CORPORATION         (a)          (b)        (c)        CONSOLIDATED
                                            ---------------     -----------     ----------   ----------  ---------     ------------
ASSETS
Cash, investments and accrued
 investment income ......................   $     2,277,395     $    (5,065)    $  130,391   $ (62,000)   $  20,387    $  2,361,108
Investment in subsidiaries ..............                 -               -       (112,391)          -      112,391               -
Loans receivable and held for sale ......         4,099,439        (755,284)             -           -            -       3,344,155
Premiums receivable and agents'
 balances ...............................           220,927               -              -           -            -         220,927
Reinsurance recoverable on paid
 and unpaid losses ......................           975,393               -              -           -            -         975,393
Deferred policy acquisition costs .......            58,475               -              -           -            -          58,475
Costs in excess of net assets
  acquired ..............................           161,091               -         (1,479)          -            -         159,612
Deferred income taxes ...................           139,367          (4,226)             -           -            -         135,141
Other assets ............................           341,180         (13,411)             -           -            -         327,769
Assets held for discontinued
 operations .............................           272,580               -              -           -            -         272,580
                                            ---------------     -----------     ----------   ---------    ---------    ------------
     TOTAL ASSETS .......................   $     8,545,847     $  (777,986)    $   16,521   $ (62,000)   $ 132,778    $  7,855,160
                                            ===============     ===========     ==========   =========    =========    ============


LIABILITIES
Total claims and policy liabilities .....   $     2,575,917     $         -     $        -   $       -    $       -    $  2,575,917
Reinsurance premiums payable and
 funds withheld .........................            58,170               -              -           -            -          58,170
Other liabilities .......................           216,244         (24,614)         5,782           -       20,387         217,799
Thrift deposits .........................         3,185,835               -              -           -            -       3,185,835
Short-term debt .........................           353,709        (124,209)             -           -            -         229,500
Long-term debt ..........................         1,007,483        (516,510)             -     (62,000)           -         428,973
Liabilities of discontinued
 operations .............................           239,066               -              -           -            -         239,066
                                            ---------------     -----------     ----------   ---------     --------    ------------
     TOTAL LIABILITIES ..................         7,636,424        (665,333)         5,782     (62,000)      20,387       6,935,260

Company-obligated mandatorily
 redeemable preferred securities
 of subsidiary Trust holding
 solely Company junior
 subordinated debentures ................           100,000               -              -           -            -         100,000

STOCKHOLDERS' EQUITY
Common Stock ............................            70,043         (40,096)             -           -       40,096          70,043
Additional paid-in capital ..............           301,652         (40,406)             -           -       40,406         301,652
Retained earnings .......................           587,695         (32,151)        10,739           -       31,889         598,172
Deferred compensation ...................          (112,373)              -              -           -            -        (112,373)
Net unrealized gain on investments,
 net of deferred taxes ..................           (37,594)              -              -           -            -         (37,594)
                                            ---------------     -----------     ----------   ---------    ---------    ------------
     TOTAL STOCKHOLDERS' EQUITY .........           809,423        (112,653)        10,739           -      112,391         819,900
                                            ---------------     -----------     ----------   ---------    ---------    ------------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY ...................   $     8,545,847     $  (777,986)    $   16,521   $ (62,000)   $ 132,778    $  7,855,160
                                            ===============     ===========     ==========   =========    =========    ============




SEE NOTE TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS




                  FREMONT GENERAL CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                FOR THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)
                 (THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)




                                                FREMONT GENERAL        LESS         PRO FORMA ADJUSTMENTS (NOTE 1)
                                                CORPORATION AND       FREMONT     ---------------------------------
                                                 SUBSIDIARIES,       FINANCIAL                                          PRO FORMA
                                                  AS REPORTED       CORPORATION      (d)      (e)      (f)    (g)      CONSOLIDATED
                                                ---------------     -----------   --------  -------   -----   -----    ------------

REVENUES
Property and casualty premiums earned ......    $       552,078     $         -    $      -  $     -   $  -   $    -   $   552,078
Loan interest ..............................            234,828         (67,310)          -        -      -        -       167,518
Net investment income .....................             192,815          (1,316)          -        -      -    1,227       192,726
Realized investment gains losses ..........                (605)              -           -        -      -        -          (605)
Other revenue .............................              58,481         (11,314)     16,390        -      -        -        63,557
                                                ---------------     -----------    --------  -------   ----   -------     ---------
       TOTAL REVENUES .....................           1,037,597         (79,940)     16,390        -      -    1,227       975,274

EXPENSES
Losses and loss adjustment expenses .......             335,450               -           -        -      -        -       335,450
Policy acquisition costs ..................             123,393               -           -        -      -        -       123,393
Provision for loan losses .................              11,059          (3,949)          -        -      -        -         7,110
Other operating costs and expenses ........             205,481         (28,589)          -        -    (68)       -       176,824
Dividends to policyholders ................               4,735               -           -        -      -        -         4,735
Interest expense ..........................             160,767         (35,985)          -   (8,215)     -    1,227       117,794
                                                ---------------     -----------    --------  -------   ----  --------    --------
       TOTAL EXPENSES .....................             840,885         (68,523)          -   (8,215)   (68)   1,227       765,306
                                                ---------------     -----------    --------  -------   ----  -------     --------

Income before taxes .......................             196,712         (11,417)     16,390    8,215     68        -       209,968
Income tax expense ........................              63,748          (5,016)      5,737    2,875      -        -        67,344
                                                ---------------     -----------    --------  -------   ----  -------     ---------
     NET INCOME ...........................     $       132,964     $    (6,401)   $ 10,653  $ 5,340   $ 68  $     -     $ 142,624
                                                ===============     ===========    ========  =======   ====  =======     =========

PER SHARE DATA:
BASIC
     Net income ...........................     $          2.09                                                          $    2.25
                                                ===============                                                          =========
     Weighted average shares ..............              63,529                                                             63,529
                                                ===============                                                          =========

DILUTED:
     Net income ...........................     $          1.90                                                          $    2.04
                                                ===============                                                          =========
     Weighted average shares ..............              70,082                                                             70,082
                                                ===============                                                          =========



SEE NOTE TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS




                  FREMONT GENERAL CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)
                 (THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)





                                               FREMONT GENERAL         LESS       PRO FORMA ADJUSTMENTS (NOTE 1)
                                               CORPORATION AND       FREMONT      -------------------------------
                                                SUBSIDIARIES,       FINANCIAL                                            PRO FORMA
                                                 AS REPORTED       CORPORATION      (e)      (h)      (f)     (g)      CONSOLIDATED
                                               ---------------     -----------    --------  -----    -----   ----      ------------

REVENUES
Property and casualty premiums earned ......   $       575,813     $         -    $      -  $     -  $   -   $  -      $   575,813
Loan interest ..............................           267,614         (60,145)          -        -      -      -          207,469
Net investment income ......................           129,447            (706)          -    4,238      -    836          133,815
Realized investment losses .................            (1,875)              -           -        -      -      -           (1,875)
Other revenue ..............................            13,617          (2,881)          -        -      -      -           10,736
                                               ---------------     -----------    --------  -------   ----  -----      -----------
       TOTAL REVENUES ......................           984,616         (63,732)          -    4,238      -    836          925,958

EXPENSES
Losses and loss adjustment expenses ........           480,278               -           -        -      -      -          480,278
Policy acquisition costs ...................           136,834               -           -        -      -      -          136,834
Provision for loan losses ..................            16,780          (3,722)          -        -      -      -           13,058
Other operating costs and expenses .........           147,028         (23,498)          -        -    (51)     -          123,479
Dividends to policyholders .................            20,490               -           -        -      -      -           20,490
Interest expense ...........................           174,490         (28,931)     (1,510)       -      -    836          144,885
                                               ---------------     -----------     -------  -------   ----  -----      -----------
       TOTAL EXPENSES ......................           975,900         (56,151)     (1,510)       -    (51)   836          919,024
                                               ---------------     -----------     -------  -------   ----  -----      -----------

Income before taxes ........................             8,716          (7,581)      1,510    4,238     51      -            6,934
Income tax expense .........................               343          (1,957)        529    1,483      -      -              398
                                               ---------------     -----------     -------  -------   ----  -----      -----------
     INCOME  FROM CONTINUING OPERATIONS ....   $         8,373     $    (5,624)    $   981  $ 2,755   $ 51  $   -      $     6,536
                                               ===============     ===========     =======  =======   ====  =====      ===========


PER SHARE DATA:
BASIC
  Income from continuing operations ........   $          0.13                                                         $      0.10
                                               ===============                                                         ===========
  Weighted average shares ..................            66,755                                                              66,755
                                               ===============                                                         ===========

DILUTED:
  Income from continuing operations ........   $          0.13                                                         $      0.10
                                               ===============                                                         ===========
   Weighted average shares .................            66,755                                                              66,755
                                               ===============                                                         ===========






SEE NOTE TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


                  FREMONT GENERAL CORPORATION AND SUBSIDIARIES

          NOTE TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



1. PRO FORMA ADJUSTMENTS

     The accompanying Pro Forma Condensed Consolidated Financial Statements give effect to the following pro forma adjustments necessary to reflect the sale outlined in the preceding Introduction as if the transaction occurred at the dates indicated in the Introduction:

                                                          DEBIT        CREDIT
                                                        ---------     ---------
                                                         (THOUSANDS OF DOLLARS)



(a)  To record sale of subsidiary

     Cash .........................................     $ 130,391    $        -
       Investment in subsidiary ...................                     112,391
       Costs in excess of net assets acquired .....                       1,479
       Retained earnings (gain on sale of
        subsidiary, net of income taxes) ..........                      10,739
       Federal income tax payable .................                       5,782


(b) To record pro forma use of proceeds to reduce long-term debt and to purchase investments

     Investments ..................................        68,391
     Long-term debt ...............................        62,000
       Cash .......................................                     130,391


(c)  To eliminate intercompany balances

     Cash .........................................        20,387
     Investment in subsidiary .....................       112,391
       Other liabilities ..........................                      20,387
       Common Stock ...............................                      40,096
       Additional paid-in capital .................                      40,406
       Retained earnings ..........................                      31,889


(d) To record sale of subsidiary and related income tax effect


(e)  To record reduction of interest expense
     and related income tax effect


(f)  To record reduction of goodwill amortization


(g)  To reclassify intercompany interest


(h) To record additional investment income and related income tax effect

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                FREMONT GENERAL CORPORATION


Date:  December 30, 1999                        BY: /s/ JOHN A.DONALDSON
                                                   ----------------------
                                                   John A. Donaldson, Controller
                                                   and Chief Accounting Officer